UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 14, 2005

Unity Wireless Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-30620

Commission File Number)

91-1940650

(IRS Employer Identification No.)

7438 Fraser Park Drive, Burnaby, BC Canada  V5J 5B9

(Address of principal executive offices and Zip Code)

(800) 337-6642

(Registrant’s telephone number, including area code)

not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On November 14, 2005 the Registrant issued a press release announcing financial results for the third quarter ended September 30, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01

(A)

Exhibits

99.1

Press release of Unity Wireless Corporation dated November 14, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY WIRELESS CORPORATION

By: /s/ Ilan Kenig

ILAN KENIG

Chief Executive Officer and Principal Executive Officer

Date: November 14, 2005

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release of Unity Wireless Corporation, dated November 14, 2005.

 Unity Wireless

Technology & Innovation to Power a Wireless World!

FOR IMMEDIATE RELEASE

Unity Wireless Reports Results for the Third Quarter 2005

Gross Margins Reach 21% for Third Quarter; Revenue up 20% for 9-Month Period

November 14, 2005 - BURNABY, BC – Unity Wireless Corporation (OTCBB: UTYW), a developer of integrated wireless subsystems, power amplifiers and coverage enhancement solutions, reported today summary financial results for the three and nine-month periods ended September 30, 2005.

Revenue for the third quarter ended September 30, 2005 was $949,700 compared to $1,027,160 in the same period in 2004. The gross margin of $201,865, or 21.26%, for the third quarter of 2005 declined from a gross margin of $223,590, or 21.76%, for the third quarter of 2004.  Loss for the third quarter of 2005 was $1,017,538 compared to $605,447 for the same period in 2004.  Net of stock based compensation and other non-cash expenses of $390,805 in the 2005 period and $165,099 in the 2004 period, loss for the third quarter of 2005 was $626,733 compared to $440,348 for the same period in 2004.

Revenue for the nine-month period ended September 30, 2005 was $4,634,158, up 20.34%, compared to $3,850,740 in the same period in 2004. The gross margin of $1,039,614, or 22.43% of net sales, for the nine month period ended of 2005 increased from a gross margin of $719,854, or 18.69% of net sales, for the nine month period ended of 2004.  Loss for the nine-month period was $3,561,117 compared to $2,026,172 for the same period in 2004. Net of stock based compensation and other non-cash expenses of $1,562,590 in the 2005 period and $706,322 in the 2004 period, loss for the nine-month period was $1,998,527 compared to $1,319,850 for the same period in 2004.

Ilan Kenig, President and CEO of Unity Wireless, stated, “Revenues were lower than anticipated because certain expected orders were postponed. We did, however, increase the scope of our potential growth as we diversified both our product portfolio and customer base. Several products are now qualified for multiple base station configurations with multiple OEM customers and are ready for ramp-up when we receive production orders.  Our Operator Solutions Group has several evaluation and field trials underway in North America for our tower mounted amplifier (TMA) products, and the Group is also developing new coverage solutions for specific customer opportunities in North America and Europe. We feel that penetrating the operator market segment with these products in a meaningful way can be accomplished more quickly than it has taken to penetrate the OEM market.”

The Company’s Form 10Q-SB for the period ended September 30, 2005 contains additional financial information, and can be accessed at the Company’s website or through the Securities and Exchange Commissions website at www.sec.gov.

About Unity Wireless www.unitywireless.com

Unity Wireless is an ISO 9001:2000 certified developer of RF (radio frequency) power amplifiers, components, integrated front-ends and coverage enhancement solutions for wireless communications networks.  Our products are an integral part of the base station and repeater infrastructure that comprise the backbone of wireless communications networks around the world.  From analog cellular to 3G mobile and fixed wireless applications from 450 MHz to 3.5 GHz, Unity Wireless products deliver enhanced efficiency and performance with field-proven quality and reliability in tens of thousands of base stations and repeaters around the world.

Forward Looking Statements

Forward-looking statements in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  The words "believe," "expect," “feel,” "plan," "anticipate," “should” and other similar expressions generally identify forward-looking statements.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates.  These forward-looking statements are subject to a number of risks and uncertainties, including without limitation, inability to raise the funds necessary for the Company’s continued operations, changes in external market factors including the economy and other risks and uncertainties indicated in the Company's most recent SEC filing on form SB-2.  Actual results could differ materially from the results referred to in the forward-looking statements.

Non-GAAP Financial Information

This press release contains certain non-GAAP financial information as defined by the U.S. Securities Commission Regulation G.  Pursuant to the requirements of this regulation, a reconciliation of this financial information to our financial statements as prepared under generally accepted accounting principles in the United States (GAAP) is included in this press release.  Unity’s management believes that the disclosure of this non-GAAP financial information is useful to our investors and the investment community since certain non-cash charges and expenses may not be reflective of future expenses.

For More Information Contact:

Dallas Pretty, Unity Wireless, (604) 267-2736   dallasp@unitywireless.com

Mike Mulshine, Osprey Partners, (732) 292-0982   osprey57@optonline.net

UNITY WIRELESS CORPORATION

CONSOLIDATED STATEMENT OF OPERATIONS

RECONCILIATION OF PRO FORMA RESULTS

	Three months ended
	September 30, 2005
	Original	Adjustment		Pro-Forma

Net sales	$ 949,700	$ -		$ 949,700
Cost of goods sold	747,835	(6,165)	( a )	741,670
	201,865	6,165		208,030

Expenses:
Research and development	393,744	(9,001)	( a )	384,743
Government grant	14,245	-		14,245
Sales and marketing	134,573	(9,091)	( a )	125,482
Depreciation and amortization	79,546	(79,546)	( b )	-
Exchange (gain) loss	(6,909)	-		(6,909)
Interest expense, excluding accretion of interest and debt settlement	72,838	(57,632)	( c )	15,206
General and administrative	415,389	(113,393)	( a )	301,996
	1,103,426	(268,663)		834,763

Operating loss for the period	(901,561)	274,828		(626,733)

Accretion of interest and debt settlement	(115,977)	115,977	( d )	-

Other income	-	-		-

Loss for the period	($1,017,538)	$390,805		($626,733)

( a ) - This represents stock-based compensation.
( b ) - This represents costs related to the amortization of equipment and intangible assets.
( c ) - This represents shares issued in settlement of interest expense.
( d ) - This represents accretion of interest and debt settlement related to convertible debentures.

	Three months ended
	September 30, 2004
	Original	Adjustment		Pro-Forma

Net sales	$ 1,027,160	$ -		$1,027,160
Cost of goods sold	803,570	(5,608)	( a )	797,962
	223,590	5,608		229,198

Expenses:
Research and development	243,524	(8,043)	( a )	235,481
Government grant	15,407	-		15,407
Sales and marketing	96,207	8,638	( a )	104,845
Depreciation and amortization	15,812	(15,812)	( b )	-
Exchange (gain) loss	69,628	-		69,628
Interest expense, excluding accretion of interest and debt settlement	26,843	-	( c )	26,843
General and administrative	341,651	(124,192)	( a )	217,459
	809,072	(139,409)		669,663

Operating loss for the period	(585,482)	145,017		(440,465)

Accretion of interest and debt settlement	(20,082)	20,082	( d )	-

Other income	117	-		117

Loss for the period	($605,447)	$165,099		($440,348)

( a ) - This represents stock-based compensation.
( b ) - This represents costs related to the amortization of equipment and intangible assets.
( c ) - This represents shares issued in settlement of interest expense.
( d ) - This represents accretion of interest and debt settlement related to convertible debentures.

UNITY WIRELESS CORPORATION

CONSOLIDATED STATEMENT OF OPERATIONS

RECONCILIATION OF PRO FORMA RESULTS

	Nine months ended
	September 30, 2005
	Original	Adjustment		Pro-Forma

Net sales	$ 4,634,158	$ -		$4,634,158
Cost of goods sold	3,594,544	(18,153)	( a )	3,576,391
	1,039,614	18,153		1,057,767

Expenses:
Research and development	1,642,193	(46,285)	( a )	1,595,908
Government grant	69,512	-		69,512
Sales and marketing	396,847	30,368	( a )	427,215
Depreciation and amortization	173,458	(173,458)	( b )	-
Exchange (gain) loss	35,129	-		35,129
Interest expense, excluding accretion of interest and debt settlement	203,877	(137,159)	( c )	66,718
General and administrative	1,368,517	(506,705)	( a )	861,812
	3,889,533	(833,239)		3,056,294

Operating loss for the period	(2,849,919)	851,392		(1,998,527)

Accretion of interest and debt settlement	(711,198)	711,198	( d )	-

Other income	-	-		-

Loss for the period	($3,561,117)	$1,562,590		($1,998,527)

( a ) - This represents stock-based compensation.
( b ) - This represents costs related to the amortization of equipment and intangible assets.
( c ) - This represents shares issued in settlement of interest expense.
( d ) - This represents accretion of interest and debt settlement related to convertible debentures.

	Nine months ended
	September 30, 2004
	Original	Adjustment		Pro-Forma

Net sales	$ 3,850,740	$ -		$3,850,740
Cost of goods sold	3,130,886	(14,728)	( a )	3,116,158
	719,854	14,728		734,582

Expenses:
Research and development	891,629	(29,616)	( a )	862,013
Government grant	57,761	-		57,761
Sales and marketing	373,471	(38,808)	( a )	334,663
Depreciation and amortization	42,374	(42,374)	( b )	-
Exchange (gain) loss	68,279	-		68,279
Interest expense, excluding accretion of interest and debt settlement	41,366	-	( c )	41,366
General and administrative	1,227,921	(523,321)	( a )	704,600
	2,702,801	(634,119)		2,068,682

Operating loss for the period	(1,982,947)	648,847		(1,334,100)

Accretion of interest and debt settlement	(57,475)	57,475	( d )	-

Other income	14,250	-		14,250

Loss for the period	($2,026,172)	$706,322		($1,319,850)

( a ) - This represents stock-based compensation.
( b ) - This represents costs related to the amortization of equipment and intangible assets.
( c ) - This represents shares issued in settlement of interest expense.
( d ) - This represents accretion of interest and debt settlement related to convertible debentures.